                                                                    EXHIBIT 99.2

                     CAPITAL MARKETS ASSURANCE CORPORATION
                              FINANCIAL STATEMENTS
                                 MARCH 31, 1996
                                  (UNAUDITED)

                     CAPITAL MARKETS ASSURANCE CORPORATION
                                 BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)
                                     ASSETS

                                                                                                     DECEMBER 31,
                                                                                                         1995
                                                                                         MARCH 31,   ------------
                                                                                           1996
                                                                                        -----------
                                                                                        (UNAUDITED)
Investments:
  Bonds at fair value (amortized cost $258,874 at March 31, 1996 and $210,651 at
   December 31, 1995).................................................................   $ 259,226    $  215,706
  Short-term investments (at amortized cost which approximates fair value)............      28,636        68,646
                                                                                        -----------  ------------
    Total investments.................................................................     287,862       284,352
Cash..................................................................................         389           344
Accrued investment income.............................................................       3,356         3,136
Deferred acquisition costs............................................................      37,559        35,162
Premiums receivable...................................................................       3,463         3,540
Prepaid reinsurance...................................................................      13,379        13,171
Other assets..........................................................................       3,477         3,428
                                                                                        -----------  ------------
    Total assets......................................................................   $ 349,485    $  343,133
                                                                                        -----------  ------------
                                                                                        -----------  ------------

                                      LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Unearned premiums...................................................................   $  50,266    $   45,767
  Reserve for losses and loss adjustment expenses.....................................       7,261         6,548
  Ceded reinsurance...................................................................       2,773         2,469
  Accounts payable and other accrued expenses.........................................       7,288        10,844
  Current income taxes................................................................         260           136
  Deferred income taxes...............................................................      11,657        11,303
                                                                                        -----------  ------------
    Total liabilities.................................................................      79,505        77,067
Stockholder's Equity:
  Common stock........................................................................      15,000        15,000
  Additional paid-in capital..........................................................     208,475       205,808
  Unrealized appreciation on investments, net of tax..................................         229         3,286
  Retained earnings...................................................................      46,276        41,972
                                                                                        -----------  ------------
    Total stockholder's equity........................................................     269,980       266,066
                                                                                        -----------  ------------
    Total liabilities and stockholder's equity........................................   $ 349,485    $  343,133
                                                                                        -----------  ------------
                                                                                        -----------  ------------

                See accompanying notes to financial statements.

                     CAPITAL MARKETS ASSURANCE CORPORATION
                              STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                                                              THREE MONTHS ENDED
                                                                                                  MARCH 31,
                                                                                            ----------------------
                                                                                               1996        1995
                                                                                            ----------  ----------
Revenues:
  Direct premiums written.................................................................  $   14,155  $   16,838
  Assumed premiums written................................................................         874         154
  Ceded premiums written..................................................................      (1,910)     (3,093)
                                                                                            ----------  ----------
    Net premiums written..................................................................      13,119      13,899
  Increase in unearned premiums...........................................................      (4,291)     (6,798)
                                                                                            ----------  ----------
  Net premiums earned.....................................................................       8,828       7,101
  Net investment income...................................................................       3,877       2,637
  Net realized capital gains..............................................................         149          65
  Other income............................................................................          54          12
                                                                                            ----------  ----------
    Total revenues........................................................................      12,908       9,815
                                                                                            ----------  ----------
Expenses:
  Losses and loss adjustment expenses.....................................................       1,075         696
  Underwriting and operating expenses.....................................................       3,978       3,738
  Policy acquisition costs................................................................       2,064       1,725
                                                                                            ----------  ----------
    Total expenses........................................................................       7,117       6,159
                                                                                            ----------  ----------
    Income before income taxes............................................................       5,791       3,656
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Income Taxes:
  Current federal income tax..............................................................         664         320
  Deferred federal income tax.............................................................         823         519
                                                                                            ----------  ----------
    Total income taxes....................................................................       1,487         839
                                                                                            ----------  ----------
    NET INCOME............................................................................  $    4,304  $    2,817
                                                                                            ----------  ----------
                                                                                            ----------  ----------

                See accompanying notes to financial statements.

                     CAPITAL MARKETS ASSURANCE CORPORATION
                       STATEMENT OF STOCKHOLDER'S EQUITY
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                               THREE MONTHS ENDED
                                                                                                 MARCH 31, 1996
                                                                                               -------------------
Common stock:
  Balance at beginning of period.............................................................      $    15,000
                                                                                                      --------
    Balance at end of period.................................................................           15,000
                                                                                                      --------
Additional paid-in capital:
  Balance at beginning of period.............................................................          205,808
  Capital contribution.......................................................................            2,667
                                                                                                      --------
    Balance at end of period.................................................................          208,475
                                                                                                      --------
Unrealized (depreciation) appreciation on investments,
 net of tax:
  Balance at beginning of period.............................................................            3,286
  Unrealized depreciation on investments.....................................................           (3,057)
                                                                                                      --------
    Balance at end of period.................................................................              229
                                                                                                      --------
Retained earnings:
  Balance at beginning of period.............................................................           41,972
  Net income.................................................................................            4,304
                                                                                                      --------
    Balance at end of period.................................................................           46,276
                                                                                                      --------
    Total stockholder's equity...............................................................      $   269,980
                                                                                                      --------
                                                                                                      --------

                See accompanying notes to financial statements.

                     CAPITAL MARKETS ASSURANCE CORPORATION
                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                         THREE MONTHS ENDED   THREE MONTHS ENDED
                                                                           MARCH 31, 1996       MARCH 31, 1995
                                                                         -------------------  -------------------
Cash flows from operating activities:
  Net income...........................................................      $     4,304          $     2,817
                                                                                --------             --------
Adjustments to reconcile net income to net cash provided (used) by operating activities:
  Reserve for losses and loss adjustment expenses......................              713                  696
  Unearned premiums....................................................            4,499                8,075
  Deferred acquisition costs...........................................           (2,397)              (2,662)
  Premiums receivable..................................................               77               (3,241)
  Accrued investment income............................................             (220)                 400
  Income taxes payable.................................................              947                  839
  Net realized capital gains...........................................             (149)                 (65)
  Accounts payable and other accrued expenses..........................              287                4,364
  Prepaid reinsurance..................................................             (208)              (1,277)
  Other, net...........................................................               89                1,355
                                                                                --------             --------
    Total adjustments..................................................            3,638                8,484
                                                                                --------             --------
    Net cash provided by operating activities..........................            7,942               11,301
                                                                                --------             --------
Cash flows from investing activities:
  Purchases of investments.............................................          (87,335)             (18,235)
  Proceeds from sale of investments....................................            6,158                4,072
  Proceeds from maturities of investments..............................           73,280                3,391
                                                                                --------             --------
    Net cash used in investing activities..............................           (7,897)             (10,772)
                                                                                --------             --------
  Net increase in cash.................................................               45                  529
  Cash balance at beginning of period..................................              344                   85
                                                                                --------             --------
    Cash balance at end of period......................................      $       389          $       614
                                                                                --------             --------
                                                                                --------             --------
Supplemental disclosures of cash flow information:
  Income taxes paid                                                          $       525                   --
                                                                                --------             --------
                                                                                --------             --------

                See accompanying notes to financial statements.

                     CAPITAL MARKETS ASSURANCE CORPORATION
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                 MARCH 31, 1996

1.  BACKGROUND
    Capital Markets Assurance Corporation ("CapMAC" or "the Company") is a New York-domiciled monoline stock insurance company which engages only in the business of financial guaranty and surety insurance. CapMAC is a wholly-owned subsidiary of CapMAC Holdings Inc. ("Holdings"). CapMAC is licensed in all 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guaranty reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.

    CapMAC's claims-paying ability is rated triple-A by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, Duff & Phelps Credit Rating Co., and Nippon Investors Service, Inc., a Japanese rating agency. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

2.  BASIS OF PRESENTATION
    The Company's unaudited interim financial statements have been prepared on the basis of generally accepted accounting principles and, in the opinion of management, reflect all adjustments necessary for a fair presentation of CapMAC's financial condition, results of operations and cash flows for the periods presented. The results of operations for the three months ended March 31, 1996 may not be indicative of the results that may be expected for the full year ending December 31, 1996. These financial statements and notes should be read in conjunction with the financial statements and notes included in the audited financial statements of CapMAC as of December 31, 1995 and 1994, and for each of the years in the three-year period ended December 31, 1995.

3.  RECLASSIFICATIONS
    Certain prior period balances have been reclassified to conform to the current period presentation.